UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in charter)

Florida	0-13763	59-2095002
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760-3791
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

N/A

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is furnished as part of this Report:

No.	Exhibit
99.1	Press Release dated April 27, 2004.

Items 9 and 12.         Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition.

The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Items 9 and 12 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On April 27, 2004, Technology Research Corporation (the “Company”) announced its results of operations and financial condition as of and for the quarter and fiscal year ended March 31, 2004 in a press release that is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION
(Registrant)

Date:	April 30, 2004

/s/ Scott J. Loucks
Scott J. Loucks Vice President of Finance; Chief Financial Officer